UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2026

Carvana Receivables Depositor LLC
(Exact Name of Depositor as Specified in its Charter)
Commission File Number: 333-285582
Central Index Key Number: 0001770373

Carvana Auto Receivables Trust 2026-P3
(Exact Name of Issuing Entity as Specified in its Charter)
Commission File Number: 333-285582-06
Central Index Key Number: 0001999511

Carvana, LLC
(Exact Name of Sponsor as Specified in its Charter)
Central Index Key Number: 0001576462

Delaware
(State or Other Jurisdiction of Incorporation of Registrant)

93-6692355
(Registrant’s I.R.S. Employer Identification No.)

Carvana Receivables Depositor LLC 300 E. Rio Salado Parkway, Bldg. 1 Tempe, Arizona	85281
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(602) 922-9866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
    On August 18, 2026, Carvana Receivables Depositor LLC (the “Depositor”) and Carvana, LLC (“Carvana”) entered into an underwriting agreement (the “Underwriting Agreement”) with Santander US Capital Markets LLC, as an underwriter and as representative of the several underwriters identified therein, for the sale of certain amounts of the following classes of notes to be issued by Carvana Auto Receivables Trust 2026-P3 (the “Issuing Entity”): Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes, Class B Asset Backed Notes, Class C Asset Backed Notes and Class D Asset Backed Notes (collectively, the “Publicly Registered Notes”). The Issuing Entity will also issue Class N Asset Backed Notes (the “Class N Notes”) and Class XS Asset Backed Notes (the “Class XS Notes”), which have not been registered under the Registration Statement. Five percent (5%) of the Publicly Registered Notes and the Class N Notes, and all of the Class XS Notes (collectively, the “Retained Notes,” and together with the Publicly Registered Notes, the Class N Notes and the Class XS Notes, the “Notes”) and five percent (5%) of the Certificates of the Issuing Entity will be initially retained or held by Carvana or one or more of its majority-owned affiliates.
The Publicly Registered Notes have an aggregate principal balance of $1,550,308,000 and will be issued on or about August 25, 2026 (the “Closing Date”).
    Attached as Exhibit 1.1 is the Underwriting Agreement.
Item 8.01. Other Events.
The Depositor and Carvana will enter into a purchase agreement (the “Receivables Purchase Agreement”), to be dated as of the Closing Date, whereby Carvana will transfer to the Depositor certain motor vehicle retail installment sales contracts relating to used automobiles, light-duty trucks, SUVs and vans (the “Carvana Receivables”) and related property. The Depositor and Carvana FAC, LLC (“Carvana FAC”) will enter into a purchase agreement (the “FAC Receivables Purchase Agreement”), to be dated as of the Closing Date, whereby Carvana FAC will transfer to the Depositor certain motor vehicle retail installment sales contracts relating to new automobiles, light-duty trucks, SUVs and vans (the “FAC Receivables” and, together with the Carvana Receivables, the “Receivables”) and related property. The Receivables and related property will subsequently be transferred to the Issuing Entity pursuant to a sale agreement (the “Receivables Transfer Agreement”), to be dated as of the Closing Date, between the Issuing Entity and the Depositor. The Receivables and related property will subsequently be transferred to the Grantor Trust pursuant to a sale agreement (the “Receivables Contribution Agreement”), to be dated as of the Closing Date, between the Issuing Entity and the Grantor Trust. The Servicer will manage, service and otherwise administer the Receivables pursuant to a servicing agreement (the “Servicing Agreement”), to be dated as of the Closing Date, among the Servicer, the Issuing Entity, the Grantor Trust, Computershare Trust Company, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), and Vervent Inc., as backup servicer (the “Backup Servicer”). The Backup Servicer will perform certain backup servicing duties and assume the role of successor servicer if the Servicer is terminated under the Servicing Agreement, pursuant to a backup servicing agreement (the “Backup Servicing Agreement”), to be dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, the Servicer and the Backup Servicer. Certain representations made by Carvana with respect to such Receivables may be reviewed, upon the satisfaction of certain conditions, pursuant to an asset representations review agreement (the “Asset Representations Review Agreement”), to be dated as of the Closing Date, among the Issuing Entity, Carvana Auto Receivables Grantor Trust 2026-P3 (the “Grantor Trust”), Carvana, in its capacity as administrator and sponsor, Bridgecrest Credit Company, LLC (the “Servicer”), and Clayton Fixed Income Services, LLC (the “Asset Representations Reviewer”), as asset representations reviewer.
The Issuing Entity, a Delaware statutory trust, was established pursuant to a trust agreement dated as of August 31, 2023, as amended and restated by that certain amended and restated trust agreement dated as of August 22, 2025, and which will be further amended and restated by a Second Amended and Restated Trust Agreement to be dated as of the Closing Date (the “Second Amended and Restated Trust Agreement”), between the Depositor and BNY Mellon Trust of Delaware, as owner trustee (in such capacity, the “Owner Trustee”), and acknowledged and agreed to by Carvana, as administrator and sponsor, and by Computershare Trust Company, N.A., as certificate registrar and certificate paying agent. The Grantor Trust, a Delaware statutory trust, was established pursuant to a trust agreement dated as of August 31, 2023, as amended and restated by that certain amended and restated trust agreement dated as of August 22, 2025, and which will be further amended and restated by a Second Amended and

Restated Trust Agreement to be dated as of the Closing Date (the “Amended and Restated Grantor Trust Agreement”), between the Issuing Entity, as grantor, BNY Mellon Trust of Delaware, as grantor trust trustee, grantor trust certificate registrar, and grantor trust paying agent (in such capacities, the “Grantor Trust Trustee”), and acknowledged and agreed to by Carvana, as administrator and sponsor, and Computershare Trust Company, N.A., as indenture trustee.
The Issuing Entity will enter into an indenture (the “Indenture”), to be dated as of the Closing Date, among the Issuing Entity, the Grantor Trust and the Indenture Trustee, pursuant to which the Issuing Entity will cause the issuance of the Notes and will grant a security interest in the Receivables and other related property to the Indenture Trustee in order to secure the Notes. Carvana will provide certain administrative services on behalf of the Issuing Entity and the Grantor Trust relating to the Notes under an administration agreement (the “Administration Agreement”), to be dated as of the Closing Date, among Carvana, the Issuing Entity, the Grantor Trust and the Indenture Trustee. The Issuing Entity will enter into a collateral custodian agreement (the “Collateral Custodian Agreement”), to be dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, Carvana, the Servicer, and Computershare Trust Company, National Association, as collateral custodian (in such capacity, the “Collateral Custodian”) and as Indenture Trustee, pursuant to which the Collateral Custodian maintain possession of certain documents with respect to such Receivables.
Substantially final versions of the transaction documents, the forms of which were filed as Exhibits to the Registration Statement, are being filed on this Current Report in order to satisfy the requirements of Item 1100(f) of Regulation AB. Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Receivables Purchase Agreement, as Exhibit 10.2 is the form of Receivables Transfer Agreement, as Exhibit 10.3 is the form of Receivables Contribution Agreement, as Exhibit 10.4 is the form of Servicing Agreement, as Exhibit 10.5 is the form of Backup Servicing Agreement, as Exhibit 10.6 is the form of Asset Representations Review Agreement, as Exhibit 10.7 is the form of Second Amended and Restated Trust Agreement, as Exhibit 10.8 is the form of Second Amended and Restated Grantor Trust Agreement, as Exhibit 10.9 is the form of Administration Agreement, as Exhibit 10.10 is the form of Collateral Custodian Agreement, and as Exhibit 10.11 is the form of FAC Receivables Purchase Agreement.
In connection with the offering of the Publicly Registered Notes, the president of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.
(d)    Exhibits.
Exhibit
No.    Document Description
1.1    Underwriting Agreement, dated as of August 18, 2026 among Santander US Capital Markets LLC, as an underwriter and as representative of the several underwriters identified therein, the Depositor and Carvana.
4.1     Form of Indenture, to be dated as of the Closing Date, among the Issuing Entity, the Grantor Trust and the Indenture Trustee.
10.1    Form of Receivables Purchase Agreement, to be dated as of the Closing Date, between the Depositor and Carvana.
10.2    Form of Receivables Transfer Agreement, to be dated as of the Closing Date, between the Depositor and the Issuing Entity.

10.3    Form of Receivables Contribution Agreement, to be dated as of the Closing Date, between the Issuing Entity and the Grantor Trust.
10.4    Form of Servicing Agreement, to be dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, the Servicer, the Indenture Trustee and the Backup Servicer.
10.5    Form of Backup Servicing Agreement, to be dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, the Servicer and the Backup Servicer.
10.6    Form of Asset Representations Review Agreement, to be dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, Carvana, the Servicer and Asset Representations Reviewer.
10.7    Form of Second Amended and Restated Trust Agreement, to be dated as of the Closing Date, between the Depositor and the Owner Trustee, and acknowledged and agreed to by Carvana, as administrator and sponsor, and by Computershare Trust Company, N.A., as certificate registrar and certificate paying agent.
10.8    Form of Second Amended and Restated Grantor Trust Agreement, to be dated as of the Closing Date, between the Issuing Entity, the Grantor Trust Trustee, and acknowledged and agreed to by Carvana, as administrator and sponsor, and Computershare Trust Company, N.A., as indenture trustee.
10.9    Form of Administration Agreement, to be dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, Carvana and the Indenture Trustee.
10.10    Form of Collateral Custodian Agreement, to be dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, Carvana, the Servicer, the Collateral Custodian and the Indenture Trustee.
10.11    Form of FAC Receivables Purchase Agreement, to be dated as of the Closing Date, between the Depositor and Carvana FAC.
36.1     Depositor Certification, dated August 18, 2026, for shelf offerings of asset-backed securities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 20, 2026                CARVANA RECEIVABLES DEPOSITOR LLC

                        By: /s/Mike McKeever
                        Name: Mike McKeever
                        Title: President